                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                          DATE OF REPORT: MAY 18, 1999

                              --------------------

                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


      Ohio                        0-21026                 31-1364046
---------------            ---------------------          ----------
(STATE OR OTHER            (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                              --------------------

ITEM 5.     OTHER ITEMS.

         On May 18, 1999, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the Company to repurchase up to 400,000 shares of its outstanding common stock during the next 12 months. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.



Date:  May 19, 1999                    By: /s/ David Fraedrich
                                         ---------------------------------------
                                       David Fraedrich, Executive Vice President
                                       and Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                           Description

99 Press Release, dated May 18, 1999, entitled "Rocky Shoes & Boots, Inc. Re-Elects Class I Directors; Increases Share Repurchase Program; Adds Key Sales Executives."